                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of

                     the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

[ ]   Preliminary Proxy Statement        [ ]   Confidential, for Use of the
[x]   Definitive Proxy Statement               Commission Only (as permitted
[ ]   Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                                 MACROMEDIA, INC.
                  -----------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

                  -----------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------

       (4)    Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------

       (5)    Total fee paid:

              -----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

              -----------------------------------------------------------------

       (2)    Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------------

       (3)    Filing Party:

              -----------------------------------------------------------------

       (4)    Date Filed:

              -----------------------------------------------------------------

                              [MACROMEDIA LOGO]


                                June 29, 1998


To Our Stockholders:

       You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Macromedia, Inc. to be held at 600 Townsend Street, San Francisco, California, on Thursday, July 30, 1998, at 1:00 p.m. P.D.T.

       The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

       It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

       We look forward to seeing you at the meeting.


                                       Sincerely,


                                       Elizabeth A. Nelson
                                       SENIOR VICE PRESIDENT,
                                       CHIEF FINANCIAL OFFICER AND SECRETARY

                              MACROMEDIA, INC.

                            600 TOWNSEND STREET
                        SAN FRANCISCO, CALIFORNIA  94103

                                  ___________


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Macromedia, Inc. (the "Company") will be held at 600 Townsend Street, San Francisco, California, on Thursday, July 30, 1998, at 1:00 p.m. P.D.T. for the following purposes:

     1. To elect directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                     Stewart Alsop             Donald L. Lucas
                     Robert K. Burgess         James R. Von Ehr, II
                     John (Ian) Giffen         William B. Welty
                     Mark D. Kvamme

     2. To consider and vote upon a proposal to amend the Company's 1992 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares, from 11,800,000 shares to 13,300,000 shares.

     3. To consider and vote upon a proposal to amend the Company's 1993 Directors Stock Option Plan to increase the number of shares reserved for issuance thereunder by 400,000 shares, from 300,000 shares to 700,000 shares.

     4. To consider and vote upon a proposal to amend the award formula for non-employee directors in the Company's 1993 Directors Stock Option Plan.

     5. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Company for the current fiscal year.

     6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Only stockholders of record at the close of business on June 15, 1998 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors


                                       Elizabeth A. Nelson
                                       SENIOR VICE PRESIDENT,
                                       CHIEF FINANCIAL OFFICER AND SECRETARY

San Francisco, California
June 29, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                MACROMEDIA, INC.

                             600 TOWNSEND STREET
                       SAN FRANCISCO, CALIFORNIA 94103
                                 ___________

                               PROXY STATEMENT
                                 ___________

                                JUNE 29, 1998

     The accompanying proxy is solicited on behalf of the Board of Directors of Macromedia, Inc., a Delaware corporation (the "Company" or "Macromedia"), for use at the Annual Meeting of Stockholders of the Company to be held at 600 Townsend Street, San Francisco, California, on Thursday, July 30, 1998 at 1:00 p.m. P.D.T. (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on June 15, 1998 will be entitled to vote at the Meeting. At the close of business on June 15, 1998 (the "Record Date"), the Company had 39,402,244 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about July 6, 1998. An annual report for the fiscal year ended March 31, 1998 is enclosed with the Proxy Statement.

                     VOTING RIGHTS AND SOLICITATION OF PROXIES

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposals No. 2, 3, 4 and 5 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such proposals. All votes will be tabulated by the inspector of election appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and will have the same effect as negative votes with regard to Proposals No. 2, 3, 4 and 5. Broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether a proposal has been approved.

     The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, electronic means or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                             REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1  --  ELECTION OF DIRECTORS

     At the Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. Seven nominees will be elected at the Meeting to be the seven directors of the Company. Shares represented by the accompanying proxy will be voted for the election of the seven nominees recommended by the Company's Board of Directors (the "Board") unless the proxy is marked in such a manner as to withhold authority so to vote. In the election of directors, each stockholder is entitled to one vote for each share of Common Stock held. Shares of Common Stock may not be voted cumulatively. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

DIRECTORS/NOMINEES

     The names of the nominees, and certain information about them as of June 15, 1998, are set forth below:

                                                                       DIRECTOR
        NAME OF NOMINEE          AGE       PRINCIPAL OCCUPATION         SINCE
        ---------------          ---       --------------------        --------
 Stewart Alsop                   46   Venture Partner of New           nominee
                                      Enterprise Associates;
                                      Columnist for Fortune Magazine

 Robert K. Burgess               40   Chief Executive Officer and        1996
                                      President of the Company

 John (Ian) Giffen (1)           40   Independent Consultant to          1997
                                      software companies

 Mark D. Kvamme                  35   Chief Executive Officer and      nominee
                                      Chairman of the Board of CKS
                                      Group, a marketing
                                      communications company

 Donald L. Lucas (1)(2)          68   Venture Capitalist                 1992

 James R. Von Ehr, II            48   President and Chief                1995
                                      Executive Officer,
                                      Zyvex Management
                                      Corporation

 William B. Welty (2)(3)         56   President and Chief Executive      1993
                                      Officer of agincourt partners,
                                      llc, an investment
                                      management firm

___________________

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Nominating Committee.


     Each of the director nominees listed above was elected to be a director at the Company's Annual Meeting of Stockholders held on August 15, 1997, except for Messrs. Alsop and Kvamme who are not currently directors of the Company.

     Mr. Alsop has been employed by New Enterprise Associates ("NEA"), a venture capital firm, since June 1996. Mr. Alsop is also currently a columnist for FORTUNE magazine. Prior to working for NEA, Mr. Alsop served as Executive Vice President of InfoWorld Publishing Company, Inc., which publishes INFOWORLD, a weekly newspaper for information technology professionals. Mr. Alsop worked for InfoWorld Publishing from 1985 until he joined NEA. Mr. Alsop also founded Industry Publishing Company, the publisher of a fortnightly newsletter for computer industry insiders and producer of the Agenda and Demo conferences for computer industry executives.
 Before 1985, Mr. Alsop served in several executive editorial positions at business and trade magazines, including, INC. Mr. Alsop received a Bachelor of Science in English from Occidental College.

     Mr. Burgess has been Chief Executive Officer, President and a director of the Company since November 1996. Prior to joining the Company, Mr. Burgess was Senior Vice President of Silicon Graphics, Inc., responsible for the Silicon Interactive Strategic Business Unit. Prior to this position, he was President of Alias/Wavefront, a wholly-owned independent software subsidiary of Silicon Graphics, created from the 1995 merger of Alias Research, Inc., and Wavefront Technologies, Inc. From 1992 to 1995, he was President, Chief Executive Officer, Chief Operating Officer and a director of Alias Research. Prior to joining Alias Research, Mr. Burgess held a number of senior management positions at Silicon Graphics, including Vice President of Marketing, Applications and Business Development (1991), Vice President of Applications (1990) and President of Silicon Graphics Canada, Inc., (1984-90). A Canadian, Mr. Burgess earned a Bachelors degree in Commerce from McMaster University.

     Mr. Giffen has been a director of the Company since July 1997. Mr. Giffen is currently serving as an independent consultant to software companies, which he has done since October 1996. Mr. Giffen was a Vice President of Helix Investments (Canada) Inc., a venture capital company, from January 1997 through April 1998. Mr. Giffen has also held senior finance positions with various technology-related companies, including serving as Vice President, Finance and Chief Financial Officer of Algorithmics Incorporated, a developer of risk management software, from February 1996 through September 1996, and Vice President, Finance and Chief Financial Officer of Alias Research Inc., a developer of advanced graphics software, from January 1992 until January 1996. Mr. Giffen holds a degree in Business Administration from the University of Strathclyde (Scotland) and is a member of the Canadian Institute of Chartered Accountants and the Institute of the Chartered Accountants of Scotland.

     Mr. Kvamme has been employed since 1989 by CKS Group, a marketing communications company whose shares are traded on the Nasdaq National Market. Mr. Kvamme currently serves as Chairman of the Board of Directors and Chief Executive Officer of CKS Group. Prior to joining CKS Group, Mr. Kvamme served as Vice President of Marketing of Pillar Corporation. From September 1986 to January 1989, Mr. Kvamme was International Marketing Manager for Wyse Technology, Inc., a terminal and personal computer manufacturer. Before joining Wyse, Mr. Kvamme founded and served as President and Chief Executive Officer of International Solutions, Inc., a global distributor of hardware and software products, from 1984 to 1986. While at Apple between 1980 and 1984, Mr. Kvamme held various management positions in international sales and marketing and in product development, including serving as one of the initial managers of Apple France. Mr. Kvamme holds a Bachelor of Arts degree in French Economics and Literature from the University of California at Berkeley.

     Mr. Lucas has been a director of the Company since March 1992. Mr. Lucas served as a director of Authorware from July 1988 until the formation of the Company in March 1992. Since 1967, Mr. Lucas has been actively engaged in venture capital activities as a private individual. Mr. Lucas holds a Bachelor of Arts degree in economics and a Master of Business Administration from Stanford University. Mr. Lucas is also a director of Cadence Design Systems, Inc., Coulter Pharmaceutical, Inc., Oracle Systems Corporation, Transcend Services, Inc. (formerly Tri-Care, Inc.) and Tricord Systems, Inc.

     Mr. Von Ehr has been a director of the Company since January 1995. Mr. Von Ehr is currently the president of Zyvex Management Corporation, a startup research and development company working on molecular nanotechnology. From January 1995 to July 1997, Mr. Von Ehr was a Vice President of the Company. Mr. Von Ehr was Chairman of the Board, President and Chief Executive Officer of Altsys, from December 1984, when he co-founded Altsys, until January 1995. Prior to founding Altsys, Mr. Von Ehr was employed by Texas Instruments, Incorporated from 1973, where he was Senior Member, Technical Staff and Manager of Integrated Circuit Layout Graphics. Mr. Von Ehr received a Bachelor of Science degree in computer science from Michigan State University and a Master of Science degree in computer science from the University of Texas at Dallas.

     Mr. Welty has been a director of the Company since April 1993. Mr. Welty served as a director of MacroMind and its successor, Macromind/Paracomp, from April 1991 to March 1992. Since April 1997, Mr. Welty has been President and Chief Executive Officer of agincourt partners, llc, an investment management firm. Since May 1997, Mr. Welty has also been Chief Executive Officer and President of Action Technologies, Inc. From August 1988 to April 1997, Mr. Welty was a general partner of Volpe, Welty and Company, a money management firm. Mr. Welty holds Bachelor of Science degrees in industrial engineering and business administration from Iowa State University.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met five (5) times, including telephone conference meetings, during fiscal 1998 and acted by unanimous written consent six (6) times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

     Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee.

     Messrs. Lucas and Giffen and C. Richard Kramlich were the members of the Audit Committee in fiscal 1998, which met seven (7) times during fiscal 1998. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews and approves the Company's financial statements; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

     At the end of fiscal 1998, the members of the Compensation Committee were Mr. Welty (who has served since August 15, 1997, replacing John C. Laing who served from the beginning of fiscal 1998) and L. John Doerr (who served for the entire fiscal 1998). The Compensation Committee met four (4) times and acted by unanimous written consent twenty-five (25) times during fiscal 1998. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

     Messrs. Doerr, Welty and John C. Colligan were the members of the Nominating Committee in fiscal 1998, which did not meet during fiscal 1998. The Nominating Committee identifies and recommends candidates for the Company's Board.

                  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                          EACH OF THE NOMINATED DIRECTORS

                  PROPOSAL NO. 2  --  APPROVAL OF AMENDMENT TO THE
                             1992 EQUITY INCENTIVE PLAN

     Stockholders are being asked to approve an amendment to the Company's 1992 Equity Incentive Plan (the "Equity Incentive Plan" or the "1992 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 11,800,000 shares to 13,300,000 shares (an increase of 1,500,000 shares). The Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") approved the proposed amendment described above on April 1, 1998 to be effective upon stockholder approval.

     Management believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain quality employees and remain competitive in the intensely competitive Silicon Valley software industry.

     Below is a summary of the principal provisions of the 1992 Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

1992 EQUITY INCENTIVE PLAN

EQUITY INCENTIVE PLAN HISTORY. The Board adopted and stockholders approved the Equity Incentive Plan on September 23, 1992 to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses. The 1992 Plan has since been amended to increase the number of shares available for issuance thereunder. The following describes each of the amendments made to the Equity Incentive Plan since its initial adoption and approval. On October 15, 1993, the Board approved an amendment to the 1992 Plan to place a limitation on the maximum number of shares available for issuance to certain executive officers at any time under the Plan, to make certain other amendments in the administration of the 1992 Plan and to increase the number of shares in the reserve available for issuance under the 1992 Plan by 600,000 to 3,600,000 shares. Stockholders approved these amendments on November 17, 1993. On May 24, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to 4,600,000 shares. Stockholders approved the amendment on July 26, 1994. On October 25, 1994, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,400,000 shares to 6,000,000 shares. Stockholders approved the amendment on January 19, 1995. On May 24, 1995, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,200,000 shares to 7,200,000 shares. Stockholders approved the amendment on June 19, 1995. On April 29, 1996, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 to 9,000,000. Stockholders approved the amendment on May 31, 1996. On January 21, 1997, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,800,000 shares to 10,800,000 shares. Stockholders approved the amendment on March 3, 1997. On February 10, 1997, the Board adopted certain technical amendments to the 1992 Plan to reflect the New Rule 16b-3. On June 27, 1997, the Board approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares to 11,800,000 shares. Stockholders approved the amendment on August 15, 1997. On February 5, 1998, the Board amended the 1992 Plan to expressly permit post-termination exercise periods of greater length as the Board, in its sole discretion, may choose. On April 1, 1998, the Committee approved an amendment to the 1992 Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares to 13,300,000 shares, to be effective upon stockholder approval.

SHARES SUBJECT TO THE EQUITY INCENTIVE PLAN. An aggregate of 13,300,000 shares (assuming approval of the proposed amendment) of the Company's Common Stock have been reserved by the Board for issuance under the 1992 Plan. As of June 23, 1998, 1,609,251 shares remained available for grant under the 1992 Plan (assuming approval of the proposed amendment). If any option granted pursuant to the 1992 Plan expires or terminates for any reason without being exercised in full, or any award terminates without being issued, the unexercised shares released from such option and award will again become available for issuance under the Plan. In addition, any shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan, the MacroMind, Inc. 1989 Incentive Stock Option Plan and 1989 Non-Statutory Stock Option Plan and the Paracomp, Inc. 1989 Stock Option Plan that expire or become unexercisable for any reason without having been exercised in full also will become available for distribution under the Equity Incentive Plan. The market value of the Company's Common Stock as of June 15, 1998 was $16.25 per share. As soon as practicable after the 1998 Annual Meeting of Stockholders of the Company, the Company will (assuming approval of the proposed amendment) register with the Securities and Exchange Commission on a registration statement on Form S-8 the exercise of stock options to be granted under the 1992 Plan for 1,500,000 shares of the Company's Common Stock and the subsequent sale of such securities.

ADMINISTRATION. The Equity Incentive Plan is administered by the Committee, the members of which are appointed by the Board. At the end of fiscal 1998, the Committee consisted of L. John Doerr (who served for the entire fiscal
1998) and William B. Welty (who has served since August 15, 1998 and replaced John C. Laing who served for the remainder of fiscal 1998), all of whom are "non-employee directors" as that term is defined under the Exchange Act, and "outside directors" as that term is defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Subject to the terms of the Equity Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Equity Incentive Plan or any awards granted thereunder.

ELIGIBILITY. Employees, officers, directors, independent contractors, consultants, and advisors of the Company (and of any subsidiaries and affiliates) whom the Board deems to have potential to contribute to the future success of the Company (the "Participants") will be eligible to receive stock options, restricted stock or stock bonuses under the Equity Incentive Plan. No "Named Executive Officer" as that term is defined under
Item 402(a)(3) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act is eligible to receive more than 1,800,000 shares of Common Stock at any time during the 1992 Plan. As of June 15, 1998, approximately 470 persons were eligible to receive awards under the 1992 Plan, and 10,512,679 shares were subject to outstanding options. Over the term of the 1992 Plan, the following Named Executive Officers (as defined below) have been granted options to purchase shares of Common Stock under the 1992 Plan as follows: Robert K. Burgess, 125,000 shares; John C. Colligan, 1,260,000 shares; Brian Allum, 400,000 shares; Norman K. Meyrowitz, 670,020 shares; Elizabeth A. Nelson, 213,055 shares; and Joseph D. Dunn, 535,700 shares. Over the term of the 1992 Plan, current executive officers as a group have been granted options to purchase 4,403,775 shares, all current directors who are not executive officers as a group have been granted options to purchase 235,000 shares, and all employees as a group, other than executive officers, have been granted options to purchase 14,803,206 shares.

STOCK OPTIONS. The Equity Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs").

ISOs may be granted only to employees. The option exercise price for each ISO must be no less than 100% of the fair market value (as defined in the 1992 Plan) of a share at the time such option is granted. The option exercise price for each NQSO must be no less than 85% of the fair market value of a share at the time of grant. In the case of a 10% stockholder the exercise price for an ISO or NQSO must be no less than 110% of the fair market value. Options are exercisable within the times and upon the events determined by the Committee as set forth in the optionee's option agreement.

The Equity Incentive Plan provides for the payment of the exercise price of options by any of the following means, subject to the provisions of the optionee's option agreement: (1) in cash (by check); (2) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) where permitted by applicable law and approved by the Committee, in its sole discretion, by tender of a full recourse promissory note; (4) by cancellation of indebtedness of the Company to the Participant; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by tender of property; (7) by a "same-day sale" commitment from the Participant and a NASD broker; (8) by a "margin" commitment from the Participant and a NASD broker; or (9) by any combination of the foregoing, when approved by the Committee in its sole discretion.

RESTRICTED STOCK AWARDS. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of a share on the date of the award (and 100% of the fair market value in the case of a 10% stockholder), and can be paid for with the types of consideration described under Stock Options above with the exception of a same-day sale or margin commitment which are available only for options.

STOCK BONUS AWARDS. The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Equity Incentive Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to the Participants under the Equity Incentive Plan. In the event that the successor corporation does not assume or substitute the awards, the awards, including outstanding options, shall expire on such transaction at the time and upon the conditions as the Committee determines.

AMENDMENT OF THE EQUITY INCENTIVE PLAN. The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Equity Incentive Plan.

TERM OF THE EQUITY INCENTIVE PLAN. The Equity Incentive Plan will terminate on September 22, 2002, ten years from the date the Equity Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN.

INCENTIVE STOCK OPTIONS. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the Participant disposes of ISO Shares prior to the expiration of either required holding period described above (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term, mid-term, or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

ALTERNATIVE MINIMUM TAX. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances).
 If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

NONQUALIFIED STOCK OPTIONS. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

RESTRICTED STOCK AND STOCK BONUS AWARDS. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

MAXIMUM TAX RATES. The maximum rate applicable to ordinary income is 39.6%. Long term capital gain on stock held for more than eighteen months will be taxed at a maximum rate of 20%. Mid-term capital gain on stock held for eighteen months or less, but more than one year, will be taxed at a maximum rate of 28%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

TAX TREATMENT OF THE COMPANY. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company properly reports the income received by the Participant in connection with the award. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares and the Company properly reports the income received by the Participant in connection with the award.

ERISA

The Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").


                     THE BOARD  RECOMMENDS A VOTE FOR APPROVAL
                 OF THE AMENDMENT TO THE 1992 EQUITY INCENTIVE PLAN

                 PROPOSAL NO. 3  --  APPROVAL OF INCREASE IN
                    THE 1993 DIRECTORS STOCK OPTION PLAN

     Stockholders are being asked to approve an amendment to the Company's 1993 Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 300,000 shares to 700,000 shares (an increase of 400,000 shares). The Board of Directors of the Company (the "Board") approved the proposed amendment described above and the amendment described in "Proposal No. 4 -- APPROVAL OF NEW AWARD FORMULA IN THE 1993 DIRECTORS STOCK OPTION PLAN" on June 29, 1998 to be effective upon stockholder approval.

     Attracting outstanding individuals to serve as outside directors of a public company is a competitive advantage in today's marketplace. The Company believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain highly qualified outside directors. The Company believes that there are substantial benefits in aligning the interests of some of industry's most qualified executives with those of the Company's stockholders.

     Below is a summary of the principal provisions of the Directors Plan, assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Directors Plan.

DIRECTORS PLAN HISTORY. The Board adopted and stockholders approved the Directors Plan on October 15, 1993 to offer eligible directors an opportunity to participate in the Company's future performance through awards of stock options. On January 26, 1995, the Board amended the Directors Plan to change the vesting provisions. On June 29, 1998, the Board approved amendments to the Directors Plan to increase the number of shares reserved for issuance thereunder by 400,000 shares to 700,000 shares and to change the award formula, all to be effective upon stockholder approval.

SHARES SUBJECT TO THE DIRECTORS PLAN. The stock reserved for issuance under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Directors Plan is 700,000 shares (assuming approval of the proposed amendment). In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option may again be available for the grant of options under the Directors Plan. The number of shares reserved for the Directors Plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. The market value of the Company's Common Stock as of June 15, 1998 was $16.25 per share. As soon as practicable after the 1998 Annual Meeting of Stockholders of the Company, the Company will (assuming approval of the proposed amendment) register with the Securities and Exchange Commission on a registration statement on Form S-8 the exercise of stock options to be granted under the Directors Plan for 400,000 shares of the Company's Common Stock and the subsequent sale of such securities.

ELIGIBILITY. Under the Directors Plan, the Company will automatically grant options, in accordance with the formula set forth below, to each director of the Company who is not an employee of the Company (or of any parent or subsidiary of the Company) (the "Outside Directors"). The Directors Plan also permits the Board to increase or decrease the number of option shares that may be granted to an Outside Director. Pursuant to the Directors Plan, as of June 15, 1998, six persons were in the class of persons eligible to receive options, 256,458 shares were subject to outstanding options and 440,000 shares remained available for grant (assuming approval of the proposed amendment). Over the term of the Directors Plan, the following current directors have been granted options to purchase shares of Common Stock under the Directors Plan as follows: L. John Doerr, C. Richard Kramlich, Donald L. Lucas and William

B. Welty have each received options to purchase 47,500 shares; John (Ian) Giffen has received an option to purchase 20,000 shares.

ADMINISTRATION. The Directors Plan will be administered by the Board. The interpretation of the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

FORMULA FOR OPTION GRANTS. For the award formula for option grants, please refer to "Proposal No. 4 -- APPROVAL OF NEW AWARD FORMULA IN THE 1993 DIRECTORS STOCK OPTION PLAN -- Formula for Option Grants."

     The option exercise price will be the "fair market value" (as defined in the Directors Plan) of the Common Stock of the Company as of the date of the grant of the option. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock that were obtained by the Outside Director in the open public market or have been owned by the Outside Director for more than six
(6) months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment" or through any combination of the foregoing.

MERGERS, CONSOLIDATION, CHANGE OF CONTROL. In the event of a merger, consolidation in which there is a substantial change in the stockholders of the Company, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the vesting of all options granted under the Directors Plan will accelerate and become exercisable in full prior to the consummation of such event.

AMENDMENT OF THE DIRECTORS PLAN. The Board, to the extent permitted by law, may terminate or amend the Directors Plan; PROVIDED, HOWEVER, that the Board may not, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of person eligible to receive options. No amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Outside Director.

TERM OF THE DIRECTORS PLAN. Options may be granted pursuant to the Directors Plan from time to time until October 15, 2003, ten (10) years from the date the Directors Plan was adopted by the Board, unless the Directors Plan is terminated before then.

FEDERAL INCOME TAX INFORMATION. For the federal tax implications to the Outside Directors and the Company for options granted under the Directors
Plan, please refer to the paragraphs entitled "NONQUALIFIED STOCK OPTIONS" and "TAX TREATMENT OF THE COMPANY" above in "Proposal No. 2 -- APPROVAL OF AMENDMENT OF THE 1992 EQUITY INCENTIVE PLAN -- Federal Income Tax Information."

ERISA

     The Directors Plan is not subject to any of the provisions of ERISA and it is not qualified under Section 401(a) of the Code.

                     THE BOARD  RECOMMENDS A VOTE FOR APPROVAL
              OF THE INCREASE IN THE 1993 DIRECTORS STOCK OPTION PLAN

                       PROPOSAL NO. 4  --  APPROVAL OF
                          NEW AWARD FORMULA IN THE
                       1993 DIRECTORS STOCK OPTION PLAN

     Stockholders are being asked to approve an amendment to the Company's 1993 Directors Stock Option Plan (the "Directors Plan") to change the award formula. The Board of Directors of the Company (the "Board") approved the proposed amendment described above and the amendment described in "Proposal No. 3 --APPROVAL OF INCREASE IN THE 1993 DIRECTORS STOCK OPTION PLAN" on June 29, 1998 to be effective upon stockholder approval.

     Attracting outstanding individuals to serve as outside directors of a public company is a competitive advantage in today's market place. The Company believes that this amendment is in the best interests of the Company because of the need to provide options to attract and retain highly qualified outside directors. The Company believes that there are substantial benefits in aligning the interests of some of industry's most qualified executives with those of the Company's stockholders.

     Below is a description of the proposed amendment to the award formula. Please see "Proposal No. 3 -- APPROVAL OF INCREASE IN THE 1993 DIRECTORS STOCK OPTION PLAN" for a summary of the principal provisions of the Directors Plan, which summary is qualified in its entirety by reference to the full text of the Directors Plan.

FORMULA FOR OPTION GRANTS. Prior to the amendment of the Directors Plan by this Proposal No. 4, non-employee directors have been compensated in the following manner: Each non-employee director received an initial stock option to purchase 20,000 shares of Common Stock as a result of his or her appointment and was automatically granted an option to purchase 7,500 shares upon completion of each full year of service on the Board of Directors. (Mr. Lucas and Mr. Welty each received his initial stock option under the 1992 Equity Incentive Plan.) Stock options automatically granted at the end of each full year of service on the Board of Directors for each non-employee director were in the amounts of 10,000 shares in 1994, 15,000 shares in 1995 and 7,500 shares in each of 1996, 1997 and 1998. The initial stock options granted to new non-employee directors generally vested and became exercisable with respect to 12.5% of the shares six months after the director began service as a director and at the rate of 2.0833% of the shares each month thereafter. Stock options automatically granted at the end of each full year of service vested and became exercisable with respect to 2.0833% of the shares each month.

     Assuming approval by the Company's stockholders of this Proposal No. 4, each Outside Director will automatically be granted an option to purchase 50,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"). Each Outside Director subsequently will automatically receive a new 50,000 share option grant on the first day of the month following the full vesting of his prior option grant, so long as he or she continuously remains a director of the Company (a "Succeeding Grant"); provided that an Outside Director who is an Outside Director on the date that this amendment is approved by the Company's stockholders will automatically receive a Succeeding Grant in the amount of 50,000 shares less the number of unvested option shares then held by such Outside Director. Notwithstanding the foregoing, the Board may increase or decrease the number of shares that may be granted to any Outside Director.

     Each Initial Grant and Succeeding Grant will have a term of ten (10) years. Initial Grants will vest with respect to 16.67% of the shares six months after the Outside Director begins service and at the rate of 2.7778% of the shares each month thereafter, so long as the Outside Director continuously remains a member of the Board or a consultant to the Company. Succeeding Grants will vest at the rate of 2.7778% of the shares each calendar month. Options will be exercisable only to the extent they are vested.

                               NEW PLAN BENEFITS

The following table sets forth the number of option shares that will be granted to each of the director nominees who are or may become Outside Directors, assuming that the proposed amendment is approved.

                                              NUMBER OF
          NAME                             OPTION SHARES
          ----                             -------------
          Stewart Alsop                       50,000
          John (Ian) Giffen                   35,000
          Mark D. Kvamme                      50,000
          Donald L. Lucas                     32,656
          James R. Von Ehr, II                50,000
          William B. Welty                    34,064

The following provisions of the Directors Plan are unaffected by any proposal submitted to the Company's stockholders in this proxy statement. The Directors Plan permits the granting of options that are intended to qualify as NQSO's. The option exercise price will be the "fair market value" (as defined in the Directors Plan) of the Common Stock of the Company as of the date of the grant of the option. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock that were obtained by the Outside Director in the open public market or have been owned by the Outside Director for more than six (6) months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment" or through any combination of the foregoing.

                  THE BOARD  RECOMMENDS A VOTE FOR APPROVAL
                         OF NEW AWARD FORMULA IN THE
                       1993 DIRECTORS STOCK OPTION PLAN

                   PROPOSAL NO. 5  --  RATIFICATION OF SELECTION
                              OF INDEPENDENT ACCOUNTANTS

     The Company has selected KPMG Peat Marwick LLP as its independent auditors to perform the audit of the Company's financial statements for fiscal 1999, and the stockholders are being asked to ratify such selection. Representatives of KPMG Peat Marwick LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                   OF THE SELECTION OF KPMG PEAT MARWICK LLP

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 15, 1998, with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director/nominee, (iii) each of the Named Executive Officers of the Company (as defined below) and (iv) all directors and executive officers as a group.


                                                    AMOUNT AND
                                                     NATURE OF       PERCENT OF
                                                     BENEFICIAL        CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER               OWNERSHIP(1)
------------------------------------               -------------     ----------
The Capital Group Companies, Inc. (2)...........      3,951,400         10.0%

James R. Von Ehr, II (3)........................      3,402,832          8.6

Capital Guardian Trust Company (4)..............      2,225,500          5.6

Geocapital LLC (5)..............................      2,174,000          5.5

Kevin F. Crowder (6)............................      1,896,568          4.8

Robert K. Burgess (7)...........................        531,970          1.3

John C. Colligan (8)............................        484,204          1.2

Norman K. Meyrowitz (9).........................        252,454           *

Joseph D. Dunn (10).............................        122,088           *

Brian Allum (11)................................        100,000           *

Donald L. Lucas (12)............................         43,014           *

Elizabeth A. Nelson (13)........................         34,868           *

William B. Welty (14)...........................         30,157           *

John (Ian) Giffen (15)..........................         22,500           *

Stewart Alsop...................................              0           *

Mark D. Kvamme..................................              0           *

All directors and executive officers
as a group (12 persons) (16)....................      5,024,087         12.8

_____________
*    Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated below, the address for each person and entity named in the table is: c/o Macromedia, Inc., 600 Townsend Street, San Francisco, California 94103.

(2) In its Schedule 13G under the Exchange Act filed on June 8, 1998 (the "Capital 13G"), The Capital Group Companies, Inc. ("Capital Group") reported the following with respect to the Company's Common Stock: sole voting power as to 2,207,100 shares, sole dispositive power as to 3,951,400 shares and no shared voting or shared dispositive power as to any shares. Capital Group disclaimed beneficial ownership as to 3,951,400 shares of the Company's Common Stock pursuant to Rule 13d-4 under the Exchange Act ("Rule 13d-4"). In Item 4 of the Capital 13G, Capital Group stated that it is the parent holding company of a group of investment companies that hold investment power and, in some cases, voting power over the Company's securities reported in the

     Capital 13G. Capital Group stated that it does not itself have investment power or voting power over any of the Company's securities reported in the Capital 13G; however, Capital Group may be deemed to "beneficially own" such securities by virtue of Rule 13d-3 under the Exchange Act ("Rule 13d-3"). Capital Group's wholly owned subsidiaries, which directly hold the Company's securities reported in the Capital 13G for Capital Group, are: Capital Research and Management Company, which holds less than five percent of the Company's outstanding securities and is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, and Capital Guardian Trust Company, which is separately reported in this table because it holds more than five percent of the Company's securities. Capital Group listed its principal business office as 333 South Hope Street, Los Angeles, California 90071.

(3) Includes 523,274 shares held of record by Mr. Von Ehr's spouse to which Mr. Von Ehr disclaims beneficial ownership.

(4) In Item 4 of the Capital 13G, Capital Guardian Trust Company stated that it is a wholly owned subsidiary of Capital Group (described separately in this table because by virtue of Rule 13d-3 it may be deemed to "beneficially own" the Company's securities which are directly held by its subsidiaries, including those held by Capital Guardian Trust
     Company) and a bank as defined in Section 3(a)6 of the Exchange Act. In the Capital 13G, Capital Guardian Trust Company reported the following with respect to the Company's Common Stock: sole voting power as to 2,207,100 shares, sole dispositive power as to 2,225,500 shares and no shared voting or shared dispositive power as to any shares. Capital Guardian Trust Company disclaimed beneficial ownership as to 2,225,500 shares of the Company's Common Stock pursuant to Rule 13d-4. Capital Guardian Trust Company listed its principal business office as 333 South Hope Street, Los Angeles, California 90071.

(5) In its Schedule 13G under the Exchange Act filed on February 20, 1998 (the "Geocapital 13G"), Geocapital LLC reported sole dispositive power as to 2,174,000 shares of the Company's Common Stock (the "Geocapital Shares") and no shared dispositive or sole or shared voting power as to any shares of the Company's Common Stock. Geocapital LLC listed its principal business office as 767 Fifth Avenue, 45th Floor, New York, New York 10153-4590. In Item 3 of the Geocapital 13G, Geocapital LLC described itself as an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

(6) Represents shares held jointly by Mr. Crowder and his spouse. Mr. Crowder's address is 1525 Winding Hollow Lane, Plano, Texas 75093.

(7) Includes 528,646 shares subject to options held by Mr. Burgess that are exercisable within 60 days of June 15, 1998.

(8) Includes 447,204 shares subject to options held by Mr. Colligan that are exercisable within 60 days of June 15, 1998.

(9) Includes 248,969 shares subject to options held by Mr. Meyrowitz that are exercisable within 60 days of June 15, 1998.

(10) Represents shares subject to options held by Mr. Dunn that are exercisable within 60 days of June 15, 1998.

(11) Represents shares subject to options held by Mr. Allum that are exercisable within 60 days of June 15, 1998.

(12) Represents 6,297 shares held of record by the Donald L. Lucas & Lygia S. Lucas Trust and 36,717 shares subject to options held by Mr. Lucas that are exercisable within 60 days of June 15, 1998.

(13) Includes 32,546 shares subject to options held by Ms. Nelson that are exercisable within 60 days of June 15, 1998.

(14) Represents shares subject to options held by Mr. Welty that are exercisable within 60 days of June 15, 1998.

(15) Represents shares subject to options held by Mr. Giffen that are exercisable within 60 days of June 15, 1998.

(16) Includes 1,568,827 shares subject to options that are exercisable within 60 days of June 15, 1998.

                            EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1996, 1997 and 1998 by (i) each person serving as the Company's chief executive officer or acting in a similar capacity during fiscal 1998, (ii) the Company's four most highly compensated executive officers who were serving as executive officers at the end of fiscal 1998 and (iii) one additional individual who would have been among the four most highly compensated executive officers of the Company at the end of fiscal 1998, but for the fact that he was no longer serving as an executive officer of the Company as of March 31, 1998 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

                         SUMMARY COMPENSATION TABLE

                                                                                                     LONG-TERM
                                                                                                   COMPENSATION
                                                   ANNUAL COMPENSATION                              SECURITIES        ALL OTHER
                                                   -------------------           OTHER ANNUAL       UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR       SALARY($)        BONUS($)     COMPENSATION ($)     OPTIONS(#)         ($)(1)
---------------------------           -----      -----------      --------     ----------------     -----------     ------------
Robert K. Burgess (2)..............   1998        $300,055        $185,195               --          1,000,000(3)          --
Chief Executive Officer and           1997         125,110          83,333          $100,000(4)      1,000,000             --
President

Brian Allum (5)....................   1998         155,759         415,064(6)        209,996(7)        400,000         $2,000
Senior Vice President,
Worldwide Field Operations

Norman K. Meyrowitz................   1998         193,804         163,750                --           570,200(8)       1,000
President, Macromedia                 1997         175,151            --                  --           115,000          1,000
Products                              1996         142,933          84,885                --            75,200          1,000

Joseph D. Dunn.....................   1998         154,999          56,368                --           240,000(9)       1,000
Senior Vice President,                1997          71,317              --                --                 0          1,250
Products and Technology               1996         143,083          96,600                --                 0            750

Elizabeth A. Nelson (10)...........   1998         144,220          64,344                --            95,000(11)      1,000
Senior Vice President, Chief          1997          85,612          20,000                --            25,000          2,000
Financial Officer and Secretary

John C. Colligan...................   1998         250,058              --                --           100,000          1,000
Chairman of the Board                 1997         250,084              --                --            50,000          1,000
                                      1996         191,664         174,375                --            50,000          1,000

__________________________
(1)    Represents the Company's 401(k) plan contributions.

(2) Mr. Burgess joined the Company in November 1996 as Chief Executive Offer and President.

(3) Represents repricing of an option for 1,000,000 shares granted in fiscal 1997.

(4)    Represents relocation expenses.

(5)    Mr. Allum joined the Company in July 1997.

(6) Represents $140,259 in bonus earned, plus a one-time signing bonus of $150,000 grossed up to cover taxes to $274,805.

(7)    Represents relocation expenses.

(8) Represents new option grants of 350,000 shares and a repricing of 220,200 option shares granted prior to fiscal 1998.

(9) Represents new option grants of 200,000 shares and a repricing of 40,000 option shares granted prior to fiscal 1998.

(10) Ms. Nelson joined the Company in July 1996 and became Chief Financial Officer in February 1998.

(11) Represents new option grants of 70,000 shares and a repricing of 25,000 option shares granted prior to fiscal 1998.

     The following table sets forth further information regarding individual grants of stock options during fiscal 1998 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved. The table also shows the value to one executive officer of an option granted with an exercise price below fair market value; all other options were granted with exercise prices equal to fair market value on the dates of grant.

                        OPTION GRANTS IN FISCAL 1998

                                                INDIVIDUAL GRANTS
                           -------------------------------------------------------------
                                         PERCENT OF
                                           TOTAL
                          NUMBER OF       OPTIONS                                               POTENTIAL REALIZABLE VALUE
                          SECURITIES      GRANTED                PER SHARE                        AT ASSUMED ANNUAL RATES
                          UNDERLYING        TO       PER SHARE    MARKET                        OF STOCK PRICE APPRECIATION
                           OPTIONS       EMPLOYEES   EXERCISE    PRICE ON                            FOR OPTION TERM(2)
                           GRANTED          IN         PRICE     GRANT DATE   EXPIRATION    ---------------------------------------
NAME                        (#)(1)      FISCAL 1998  ($/SH)(1)     ($/SH)        DATE         0%($)        5%($)          10%($)
----                    ------------    -----------  ---------   ----------   -----------   --------       -----          ------
Robert K. Burgess       1,000,000(3)       19.0        $7.781     $7.781        07/12/06      --     $4,289,885(4)   $10,566,191(4)
Brian Allum               400,000           7.6         7.781      7.781        07/15/07      --      1,957,372        4,960,364
Norman K. Meyrowitz       150,000           2.9         8.875      8.875        11/12/07      --        837,216        2,121,670
                          200,000           3.8         7.781      7.781        07/15/07      --        978,686        2,480,182
                              200(5)        0.0         7.50       7.50         04/25/05      --            716(6)         1,715(6)
                           20,000(5)        0.4         7.50       7.50         06/27/05      --         71,618(6)       171,538(6)
                           30,000(5)        0.6         7.50       7.50         02/28/05      --        107,427(6)       257,307(6)
                           25,000(5)        0.5         7.50       7.50         02/20/06      --         76,331(7)       177,884(7)
                           15,000(5)        0.3         7.50       7.50         07/12/06      --         45,799(7)       106,731(7)
                          100,000(5)        1.9         7.50       7.50         10/30/06      --        413,496(4)     1,018,461(4)
                           30,000(5)        0.6         7.50       7.50         10/10/05      --         91,598(7)       213,461(7)
Joseph D. Dunn            100,000           1.9         7.781      7.781        07/15/07      --        489,343        1,240,091
                          100,000           1.9         8.875      8.875        11/12/07      --        558,144        1,414,446
                           40,000(5)        0.8         7.50       7.50         01/11/05      --        143,237(6)       343,077(6)
Elizabeth A. Nelson        50,000           1.0         8.875      8.875        11/12/07      --        279,072          707,223
                           20,000           0.4         7.781      7.781        07/15/07      --         97,869          248,018
                           25,000(5)        0.5         7.50       7.50         07/12/06      --        103,374(4)       254,615(4)
John C. Colligan          100,000           1.9         7.50       7.50         05/06/07      --        471,671        1,195,307

__________________________
(1) Stock options are generally awarded with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options granted to new employees become exercisable, so long as the employee continues to provide services to the Company, as to 25% of the shares at the end of the first year and as to 2.0833% per month thereafter. Options granted to existing employees become exercisable with respect to 2.0833% of the shares for each full month that the optionee renders services to the Company. Options expire ten years from the date of grant or at the time of the optionee's termination of employment.

(2) The 5% and 10% assumed rates of annual compound stock price appreciation are prescribed by rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

(3)  Represents repricing of an option granted in fiscal 1997.

(4) Appreciation was calculated over the nine-year term remaining after this option was repriced, rather than the total ten-year term.

(5)  Represents repricing of an option granted prior to fiscal 1998.

(6) Appreciation was calculated over the eight-year term remaining after this option was repriced, rather than the total ten-year term.

(7) Appreciation was calculated over the seven-year term remaining after this option was repriced, rather than the total ten-year term.

    The following table sets forth certain information concerning the exercise of stock options during fiscal 1998 by each of the Named Executive Officers and the number and value at March 31, 1998 of unexercised options held by said individuals.




                  AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND
                          MARCH 31, 1998 OPTION VALUES


                                                                       NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                         SHARES         VALUE      OPTIONS AT FISCAL YEAR-END (#)     AT FISCAL YEAR-END(2)($)
                                       ACQUIRED ON     REALIZED    ------------------------------    ---------------------------
NAME                                   EXERCISE (#)     ($)(1)     EXERCISABLE      UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                                   ------------    ---------   -----------      -------------    -----------   -------------
Robert K. Burgess ................         --               --       416,667           583,333       $2,955,836     $4,138,164

John C. Colligan .................         --               --       530,120           144,792        5,531,754        633,075

Norman K. Meyrowitz ..............         --               --       189,444           445,576        1,582,284      3,098,405

Joseph D. Dunn ...................     37,562         $363,299        89,010           204,586        1,650,785      1,374,035

Brian Allum ......................         --               --            --           400,000                0      2,837,600

Elizabeth A. Nelson ..............         --               --        13,055            81,945           91,616        543,638

__________________________
(1) "Value Realized" represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized, and are based on the positive spread between the respective exercise prices of outstanding stock options and the closing price of the Company's Common Stock on March 31, 1998 ($14.875 per share).

                         COMPENSATION OF DIRECTORS

     Each non-employee director is reimbursed for actual business expenses incurred in attending each Board meeting. No cash compensation is paid to non-employee Directors. In any calendar year, there are approximately four meetings of the Board held per year.

     Under the Company's Directors Plan, each Outside Director receives automatic grants of stock options. Assuming the Company's stockholders approve Proposal No. 4 to amend the award formula in the Directors Plan, the Company's Outside Directors will receive stock option grants in the following manner: Each Outside Director who first becomes a member of the Board will automatically be granted an option to purchase 50,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"). Each Outside Director subsequently will automatically receive a new 50,000 share option grant on the first day of the month following the full vesting of his prior option grant, so long as he or she continuously remains a director of the Company (a "Succeeding Grant"); provided that an Outside Director who is an Outside Director on the date that this amendment is approved by the Company's stockholders will automatically receive a Succeeding Grant in the amount of 50,000 shares less the number of unvested option shares then held by such Outside Director. Notwithstanding the foregoing, the Board may increase or decrease the number of option shares that may be granted to an Outside Director under the Directors Plan.

     Prior to the amendment of the Directors Plan by Proposal No. 4, non-employee directors have been compensated in the following manner: Each non-employee director received an initial stock option to purchase 20,000 shares of Common Stock as a result of his or her appointment and was automatically granted an option to purchase 7,500 shares upon completion of each full year of service on the Board of Directors. (Mr. Lucas and Mr. Welty each received his initial stock option under the 1992 Equity Incentive Plan.) Stock options automatically granted at the end of each full year of service on the Board of Directors for each non-employee director were in the amounts of 10,000 shares in 1994, 15,000 shares in 1995 and 7,500 shares in each of 1996, 1997 and 1998. The initial stock options granted to new non-employee directors generally vested and became exercisable with respect to 12.5% of the shares six months after the director began service as a director and at the rate of 2.0833% of the shares each month thereafter. Stock options automatically granted at the end of each full year of service vested and became exercisable with respect to 2.0833% of the shares each month.

                            EMPLOYMENT AGREEMENTS

JOHN C. COLLIGAN EMPLOYMENT AGREEMENT

     In November 1996, Mr. Colligan resigned from his position as President and Chief Executive Officer of the Company, but remains as Chairman of the Board. The Company has an employment agreement with Mr. Colligan, which terminates upon Mr. Colligan's death and is terminable by either the Company or Mr. Colligan at any time upon written notice. The agreement was originally entered into on December 9, 1988 between Mr. Colligan and Authorware. Upon termination of Mr. Colligan's employment, except for certain reasons, the Company is obligated to pay Mr. Colligan severance pay equal to his then base salary for six months at regular payment date intervals. In addition, during the next succeeding six months, the Company is obligated to pay Mr. Colligan severance pay equal to his then base salary or, if Mr. Colligan is then employed in a new position at a lesser base salary, the difference between such salary and his base salary at the Company. In connection with such agreement, Mr. Colligan was granted options to purchase an aggregate of 395,088 shares of the Company's Common Stock at an exercise price of $0.48.

ROBERT K. BURGESS EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Mr. Burgess in August 1996. The employment agreement specified that Mr. Burgess' annual base salary be $300,000, and that he would have the opportunity to earn an annual target bonus of $200,000, if he met 100% of the objectives established by the Board and up to a maximum annual bonus of $480,000, if he had exceeded 100% of certain objectives. For Fiscal 1999, Mr. Burgess volunteered to reduce his annual base salary from $300,000 to $200,000, and increase his target variable compensation from $200,000 to $300,000 based upon 100% achievement of the Company's financial plan, with the variable compensation to be proportionally adjusted in accordance with the Company's earnings performance. In accordance with his employment agreement, Mr. Burgess was granted a non-plan stock option grant for 1,000,000 shares of the Company's Common Stock which vests, so long as Mr. Burgess continues to provide services to the Company, as to 25% of the shares at the end of twelve months of employment and monthly thereafter for the next three years.

     The Company made a recourse loan to Mr. Burgess for $2,000,000 at an interest rate of 6% per year to refinance his residence. The principal and accrued interest on the loan, which is secured by his residence, is payable in full three years from the date of the loan, or if earlier, his termination of employment or the sale of such residence. On July 1, 1997, Mr. Burgess reduced the balance owing under this loan by $620,000 and Mr. Burgess has advised the Company that he intends to repay the loan entirely before July 30, 1998.

     Upon termination for other than cause or constructive termination, Mr. Burgess will continue to receive his salary and bonus at the target plan for a period of twelve months. In addition, Mr. Burgess will be entitled to continue vesting in his options for the greater of (i) twenty-four months, reduced by the number of months from the grant date to his date of termination or (ii) twelve months. In the event Mr. Burgess is constructively terminated as president or voluntarily terminates within 180 days following a change in control, he will continue to receive his salary and bonus for twelve months, and Mr. Burgess' options will immediately become exercisable and vest as if he had remained employed for an additional twenty-four months, and will remain exercisable for twenty-four months following the later of his termination of employment as President or the date of his option acceleration.

BRIAN ALLUM EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Brian Allum, who is Senior Vice President of Worldwide Field Operations for the Company, in July 1997. Pursuant to his employment agreement, Mr. Allum's base salary is $200,000 and he is eligible to earn an annual target bonus of $200,000 per year if he meets 100% of the objectives established each year by the Board and up to a maximum annual bonus of $400,000 per year, if he exceeds 100% of certain specified objectives. Mr. Allum was guaranteed base salary and bonus compensation of $400,000 for his first year of employment. Mr. Allum received a payment of $150,000, net of taxes, as a signing bonus and to cover his miscellaneous relocation expenses. If Mr. Allum voluntarily terminates employment with the Company within one year, he will be obligated to repay the Company this amount, reduced pro rata for the number of months he remained employed by the Company. In addition, Mr. Allum was granted an option for 400,000 shares of the Company's Common Stock under the Company's 1992 Equity Incentive Plan, which vests and becomes exercisable, for so long as Mr. Allum continues to provide services to the Company, as to 25% of the shares at the end of twelve months of employment and monthly thereafter for the next three years.

     The Company made a recourse loan to Mr. Allum for up to $2,400,000 for the purchase of his primary residence and improvements to it. No interest accrues on the loan to Mr. Allum during the first two years through July 15, 1999 (the "Initial Period") and the Company agreed to provide Mr. Allum with a tax gross-up of the resulting taxable benefits. After the Initial Period, interest will accrue at an annually compounded rate of 6.65% per year. The principal and accrued interest on the loan, which is secured by Mr. Allum's residence, is payable in full on the earliest of (a) seven years from the date of the loan; (b) 180 days after the termination of Mr. Allum's employment with the Company for any reason; or (c) immediately upon the sale of Mr. Allum's house. During the Initial Period, the Company also agreed to pay the property taxes and property insurance with respect to Mr. Allum's California residence, with a tax gross-up of the resulting taxable benefits, and the cost of repairs, maintenance and other one time incremental expenses associated with his Canadian residence incurred as a result of the Company's desire to have Mr. Allum rapidly relocate to California. In addition, during the Initial Period the Company has agreed that it will, upon Mr. Allum's request, repurchase the California residence at Mr. Allum's cost, plus the cost of any improvements made thereto.

     Upon termination other than for cause or a voluntary termination, Mr. Allum will continue to receive his base salary and health and life insurance benefits for a period of twelve months and the Company shall reimburse Mr. Allum for his relocation costs in moving back to Canada. In the event of a change in control of the Company, the vesting of all of Mr. Allum's options will immediately be accelerated by eighteen months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board (the "Committee") makes all decisions involving the compensation of executive officers of the Company.
At the end of fiscal 1998, the Committee consisted of the following non-employee directors: L. John Doerr (who served for the entire fiscal
1998) and William B. Welty (who has served since August 15, 1997 and replaced John C. Laing who served from the beginning of fiscal 1998).

                     REPORT OF THE COMPENSATION COMMITTEE

     This Report of the Compensation Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

     Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of two independent non-employee Directors, neither of whom have any interlocking relationships as defined by the SEC. Although Robert K. Burgess (the Company's Chief Executive Officer and President) and Elizabeth A. Nelson (the Company's Chief Financial Officer), attended the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

     The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1992 Equity Incentive Plan (the "1992 Plan"), the Executive Incentive Plan (the "Incentive Plan") and the 1993 Employee Stock Purchase Plan.

     The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers of the Company is contingent on corporate profits and sales performance (including revenue and product sell-through performance measurements). Long-term equity incentives for executive officers are effected through the granting of stock options under the 1992 Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

     The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. Subject to the limitations regarding available data, the Committee compared the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive a quarterly cash bonus under the Incentive Plan and are entitled to participate in the 1992 Plan.

     In preparing the performance graph for this Proxy Statement, the Company used the Hambrecht & Quist Stock Index as its published line of business index. The compensation practices of most of the companies in the Hambrecht & Quist Stock Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

FISCAL 1998 EXECUTIVE COMPENSATION

     BASE COMPENSATION. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer, including the CEO.

     INCENTIVE COMPENSATION. Under the Incentive Plan, cash bonuses are awarded only if the Company meets predetermined objectives set by the Board at the beginning of the year. For fiscal 1998, the objectives used by the Company as the basis for incentive compensation for the CEO and other executives were based on a combination of revenue, predictability of results, channel sell-through performance, and profitability. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion. For fiscal 1998, executive incentive bonuses ranged from no bonus to $163,750. One executive received a starting bonus and incentive bonus amounts which together equaled $415,064.

     STOCK OPTIONS. In fiscal 1998 stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In fiscal 1998, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options under the 1992 Plan to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

     FISCAL 1998 OPTION REPRICING PROGRAM. In order to respond to the substantial increase in competitive attempts to recruit employees essential to the Company's success, the Company elected to reprice stock options in fiscal 1998. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the high technology industries. The Company believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company. In light of a substantial decline in the market price of the Company's Common Stock, the Company believed that the large numbers of outstanding stock options with an exercise price in excess of the actual market price were no longer an effective tool to encourage employee retention or to motivate high levels of performance. As a result, on May 6, 1997, the Company approved an option repricing program applicable to all employees, including executive officers, except the Chief Executive Officer. The repricing reset vesting by one year for all repriced options granted before July 1996 which were not repriced in 1996 and generally required a one-year "blackout" period during which the repriced options were not exercisable. Subsequently on July 15, 1998 the stock options of the CEO were repriced as described below in "Company Performance and CEO Compensation."

     The following table sets forth certain information concerning the repricing of stock options held by executive officers of the Company from December 1993 (when the Company became a reporting company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended) through June 1998.

                                                           PER SHARE
                                        NUMBER OF            MARKET          PER SHARE                       LENGTH OF
                                        SECURITIES          PRICE OF         EXERCISE         PER SHARE       ORIGINAL
                                        UNDERLYING          STOCK AT         PRICE AT            NEW        OPTION TERM
                                         OPTIONS            TIME OF           TIME OF          EXERCISE      REMAINING
                             DATE OF     REPRICED          REPRICING         REPRICING          PRICE        AT DATE OF
NAME AND POSITION           REPRISING       (#)             ($/$b)            ($/$b)            ($/$b)        REPRICING
-----------------           ---------   ----------         ---------         ---------         ---------     -----------
Robert K. Burgess.......  July 15, 1997  1,000,000         $ 7.781           $15.00            $ 7.781        9 Years
Chief Executive Officer
and President

Joseph D. Dunn..........  May 6, 1997       40,000           7.50             10.9375            7.500        8 Years
Vice President

Norman Mcyrowitz........  May 6, 1997          200           7.50             16.0310           7.50          8 Years
Vice President            May 6, 1997       20,000           7.50             20.2500           7.50          8 Years
                          May 6, 1997       30,000           7.50             24.3750           7.50          8 Years
                          May 6, 1997       25,000           7.50             32.5000           7.50          7 Years
                          May 6, 1997       15,000           7.50             14.8750           7.50          7 Years
                          May 6, 1997      100,000           7.50             16.3750           7.50          9 Years
                          May 6, 1997       30,000           7.50             24.3750           7.50          7 Years

Phillip Schiller........  July 25, 1996     40,000          14.875            40.00            14.875         9 Years
Vice President            July 25, 1996     25,000          14.875            36.250           14.875        10 Years

Elizabeth A. Nelson.....  May 6, 1997       25,000           7.50             14.875            7.50          9 Years
Senior Vice President,
Chief Financial Officer
and Secretary

John C. Parsons.........  May 6, 1997      200,000           7.50              8.4375           7.50         10 Years
Chief Financial Officer,
Secretary and Vice
President


COMPANY PERFORMANCE AND CEO COMPENSATION. For fiscal 1998, Robert K. Burgess, the President and CEO of the Company, received a base salary of $300,000 and was eligible to earn a target bonus of $200,000 based on attainment of 100% of the Macromedia Executive Bonus Plan objectives, with a total bonus potential of $480,000 per year based on attainment of specified hurdles in excess of 100% of the Executive Bonus Plan objectives. For fiscal 1998, Mr. Burgess received a bonus of $185,195. In addition, in July 1997, the Company repriced the option granted to Mr. Burgess in July 1996 for 1,000,000 shares of the Company's Common Stock, in a manner consistent with the repricing of options held by all other employees of the Company, including a ten-month "blackout" period during which his option was not exercisable. For fiscal 1999, Mr. Burgess volunteered to reduce his base salary from $300,000 to $200,000, and increase his target variable compensation from $200,000 to $300,000 based upon 100% achievement of the Company's financial plan, with the variable compensation to be proportionally adjusted in accordance with the Company's performance.

           COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986. In July 1997, the Company repriced an option held by Mr. Burgess.
This option repricing did not meet the requirements of Section 162(m) of the Internal Revenue Code of 1986 because the option was not originally granted under the 1992 Plan. The Company intends to comply with the requirements of
Section 162(m) of the Internal Revenue Code of 1986 for fiscal 1999. The 1992 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for fiscal 1999 to be in excess of $1,000,000 for any individual or consequently affected by the requirements of Section 162(m).

                                       COMPENSATION COMMITTEE

                                       L. JOHN DOERR
                                       WILLIAM B. WELTY (FROM AUGUST 15, 1997)
                                       JOHN C. LAING (FROM APRIL 1, 1997 TO
                                         AUGUST 15, 1997)

                        COMPANY STOCK PRICE PERFORMANCE

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company from the date of the Company's initial public offering (December 13, 1993) to March 31, 1998 with the cumulative total return on The Nasdaq (US only) Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends). Unless otherwise specified, all dates refer to the last day of each month presented.



                                    [GRAPH]

                            QUARTERLY DATA SERIES
                SCALED PRICES: Stock and index prices scaled
                       to 100 as of December 13, 1993

DATES        Macromedia Inc.    H&Q Technology     Nasdaq Stock Market-U.S.
-----        ---------------    --------------     ------------------------
12/13/93        100.00              100.00              100.00
  Dec-93        139.58              102.32              102.12
  Mar-94        125.00              106.09               97.82
  Jun-94         72.92               97.06               93.25
  Sep-94        129.17              110.68              100.97
  Dec-94        212.50              122.91               99.82
  Mar-95        281.25              137.64              108.82
  Jun-95        360.42              171.70              124.47
  Sep-95        476.04              194.04              139.47
  Dec-95        870.83              183.78              141.17
  Mar-96        712.50              187.32              147.75
  Jun-96        364.58              200.66              159.81
  Sep-96        345.83              213.01              165.50
  Dec-96        300.00              228.42              173.63
  Mar-97        151.03              217.72              164.22
  Jun-97        143.75              262.06              194.33
  Sep-97        201.03              317.59              227.20
  Dec-97        138.53              267.79              213.11
  Mar-98        247.92              324.25              249.25

                         CERTAIN TRANSACTIONS

     From April 1, 1997 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except as set forth below and under "Executive Compensation" and "Employment Agreements."

     When the Company acquired Altsys Corporation ("Altsys") in January 1995, the Company assumed a lease from Altsys entered into with Renner Plaza Properties, Inc. ("RPP") with respect to its use of the office space occupied by it located in Richardson, Texas. RPP is wholly owned by Mr. Von Ehr, a director of the Company, and his wife, Gayla J. Von Ehr. The Company is currently paying approximately $17,500 per month in rental fees to RPP.

     The Company entered into a consulting agreement with John (Ian) Giffen, a director of the Company, in February 1998, pursuant to which Mr. Giffen agreed to advise the Company's Chief Financial Officer, senior finance staff and investment relations staff in certain areas and work on special projects for the Company, for a minimum of one week per month. To accomplish these services, Mr. Giffen agreed to spend approximately three days per month on site at the Company in San Francisco. In consideration for these services which are beyond his duties as a director of the Company, Mr. Giffen was granted a stock option for 75,000 shares of the Company's Common Stock and receives $8,334 per month. His stock option vests and becomes exercisable at the rate of 2.78% per month. Upon a change of control of the Company that occurs while Mr. Giffen is providing services to the Company, his stock option for 75,000 shares becomes immediately vested and exercisable as to all shares. The consulting agreement has a term of three years and is terminable only for just cause.

                       STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than February 28, 1999 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                SECTION 16(a)
                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met, except that a Form 3 was filed late for Joseph D. Dunn who became an executive officer of the Company in January 1998 and a Form 5 reporting a stock option grant was filed late for John C. Colligan.

                                OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                  MACROMEDIA, INC.

                          1993 DIRECTORS STOCK OPTION PLAN

                            As Adopted October 15, 1993
                         and Amended Through June 29, 1998

     1. PURPOSE. This Stock Option Plan (this "PLAN") is established to provide equity incentives for nonemployee members of the Board of Directors of Macromedia, Inc. (the "COMPANY") who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

     2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be amended effective on the date that such amendment is adopted by the Board of Directors (the "BOARD") of the Company. This amendment shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve months after the date that it is adopted by the Board. After adoption of this amendment by the Board, options ("OPTIONS") may be granted under this Plan provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained.

     3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be nonqualified stock options ("NQSOS"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the Common Stock of the Company.

     4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 700,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

     5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

                                                              Macromedia, Inc.
                                              1993 Directors Stock Option Plan
                                              As Amended Through June 29, 1998
                                                                        Page 2

     6.   ELIGIBILITY AND AWARD FORMULA.

          6.1 ELIGIBILITY. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below (each an "OPTIONEE").

          6.2 INITIAL GRANT. Each Optionee who becomes a member of the Board for the first time after the effective date of this amendment will automatically be granted an Option for 50,000 Shares (the "INITIAL GRANT") on the date such Optionee first joins the Board.

          6.3 SUCCEEDING GRANTS. If, after the effective date of this amendment, on the third anniversary date of joining the Board, the Optionee is still a member of the Board, the Optionee will automatically be granted an Option for 50,000 Shares (a "SUCCEEDING GRANT"). Upon the third anniversary date of the date of grant of each Succeeding Grant, if the Optionee is still a member of the Board, the Optionee will automatically be granted an Option for 50,000 Shares (also, a "SUCCEEDING GRANT"). Each Optionee who is a member of the Board immediately prior to the effective date of this amendment will be granted a Succeeding Grant upon the date on which this amendment is approved by the Company's stockholders, PROVIDED THAT this Succeeding Grant only shall be an Option for the number of Shares equal to 50,000 less the number of unvested option shares held by the Optionee on the date this amendment is approved by the Company's stockholders and thereafter each such Optionee shall receive Succeeding Grants in accordance with the preceding sentence of this Section 6.3.

          6.4 MAXIMUM SHARES; MODIFICATION OF AWARD FORMULA. The maximum number of Shares that may be issued to any one director under this Plan is 120,000. No grant will be made, however, if such grant will cause the number of Shares issued or subject to outstanding Options under this Plan to exceed the number specified in Section 4 above. Notwithstanding the foregoing, in its sole discretion, the Board may increase or decrease the amount of any automatic grant under Sections 6.2 or 6.3 that may be made to any Optionee.

     7.   TERMS AND CONDITIONS OF OPTIONS.  Subject to the following and to
Section 6 above:

          7.1 FORM OF OPTION GRANT. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan. Except as provided in Section 7.4, Options shall have a term of ten (10) years.

          7.2 VESTING. The date an Optionee becomes a member of the Board for the first time, as to the first Option granted to a future Optionee, and the date a succeeding Option is granted, for an Option described in Section 6.3 above, is referred to in this Plan as the "START DATE" for such Option. Each Initial Grant granted under the Plan will vest as to

                                                              Macromedia, Inc.
                                              1993 Directors Stock Option Plan
                                              As Amended Through June 29, 1998
                                                                        Page 3

16.67% of the shares subject to it on the date six months after the initial Grant's start date and shall vest as to an additional 2.7778% of the Shares each calendar month thereafter, so long as the Optionee continuously remains a director of the Company. Each Succeeding Grant will vest as to 2.7778% of the Shares each calendar month, so long as the Optionee continuously remains a director of the Company.

          7.3 EXERCISE PRICE. The exercise price of an Option shall be the Fair Market Value (as defined in Section 18.4) of the Shares, at the time that the Option is granted.

          7.4 TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board. The date on which Optionee ceases to be a member of the Board shall be referred to as the "TERMINATION DATE."

               (a) TERMINATION GENERALLY. If Optionee ceases to be a member of the Board for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within six (6) months after the Termination Date, but in no event later than the expiration date.

               (b) DEATH OR DISABILITY. If Optionee ceases to be a member of the Board because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the expiration date.

     8.   EXERCISE OF OPTIONS.

          8.1 NOTICE. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

          8.2 PAYMENT. Payment for the Shares may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of Securities and Exchange Commission Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so

                                                              Macromedia, Inc.
                                              1993 Directors Stock Option Plan
                                              As Amended Through June 29, 1998
                                                                        Page 4

purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

          8.3 WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

          8.4 LIMITATIONS ON EXERCISE. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

               (a) An Option shall not be exercisable until such time as the Plan or, in the case of Options granted pursuant to an amendment to the number of shares that may be issued pursuant to the Plan, the amendment has been approved by the stockholders of the Company in accordance with Section 16 hereof.

               (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "1933 SECURITIES ACT"), and all applicable state securities laws, as they are in effect on the date of exercise.

               (c) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

     9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

                                                              Macromedia, Inc.
                                              1993 Directors Stock Option Plan
                                              As Amended Through June 29, 1998
                                                                        Page 5

     11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

     12. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

     13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the 1933 Securities Act, any required approval by the Commissioner of Corporations of the State of California, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

     14. RESTRICTIONS ON SHARES. The Company may reserve to itself or its assignee(s) in the Grant, a right to repurchase any or all unvested shares held by an Optionee upon the Optionee's termination of service with the Company for any reason at the Optionee's original exercise price. Such repurchase rights shall lapse in accordance with the exercise period set forth in Section 7.2 above.

     15. ASSUMPTION OF OPTIONS BY SUCCESSORS. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or any other transaction which qualifies as a "corporate transaction" under Section 424 of the Revenue Code wherein the Stockholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company the vesting of all options granted pursuant to the Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

     16. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan but not the terms of any outstanding option; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further,

                                                              Macromedia, Inc.
                                              1993 Directors Stock Option Plan
                                              As Amended Through June 29, 1998
                                                                        Page 6

the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

     17. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board of Directors.

     18. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

          18.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          18.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          18.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          18.4 "FAIR MARKET VALUE" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for the common stock of the Company on the last trading day prior to the date of determination, or, in the event the common stock of the Company is listed on the NASDAQ National Market System, the Fair Market Value shall be the average of the high and low prices of the common stock on the option grant date as quoted on the NASDAQ National Market System and reported in THE WALL STREET JOURNAL.

                                  MACROMEDIA, INC.

                             1992 EQUITY INCENTIVE PLAN

                           As Adopted September 23, 1992
                         and Amended Through April 1, 1998

     1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24.

     2.   SHARES SUBJECT TO THE PLAN.

          2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 13,300,000 Shares. Any Shares issuable upon exercise of options granted pursuant to the Authorware 1988 Stock Option Plan, the Macromind, Inc. 1989 Incentive Stock Option Plan and 1989 Nonstatutory Stock Option Plan, and the Paracomp, Inc. 1989 Stock Option Plan (the "PRIOR PLANS") that expire or become unexercisable for any reason without having been exercised in full, shall no longer be available for distribution under the Prior Plans, but shall be available for distribution under this Plan. Subject to Sections
2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued.

          2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and PROVIDED, FURTHER, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

     3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No "Named Executive Officer" (as that term is defined in Item 402(a)(3) of Regulation S-K

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 2

promulgated under the Exchange Act) shall be eligible to receive more than 1,800,000 Shares at any time during the term of this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under the Plan.

     4.   ADMINISTRATION.

          4.1 COMMITTEE AUTHORITY. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

     (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

     (b) prescribe, amend and rescind rules and regulations relating to the Plan;

     (c)  select persons to receive Awards;

     (d)  determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination, in tandem, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

     (g)  grant waivers of Plan or Award conditions;

     (h)  determine the vesting, exercisability and payment of Awards;

     (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

     (j)  determine whether an Award has been earned; and

     (k) make all other determinations necessary or advisable for the administration of the Plan.

          4.2 COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 3

          4.3 COMPLIANCE WITH CODE SECTION 162(m). If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

     5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1 FORM OF OPTION GRANT. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("STOCK OPTION AGREEMENT"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

          5.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of one hundred twenty (120) months from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

          5.4 EXERCISE PRICE. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

          5.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 4

be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

     (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement or such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee and specified in the Stock Option Agreement, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

     (b) If the Participant is terminated because of death or Disability (or the participant dies within three months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement or such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee and specified in the Stock Option Agreement, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an
          NQSO), but in any event no later than the expiration date of the Options.

          5.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 5

Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

          5.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; PROVIDED, FURTHER, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

          5.10 NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

          6.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares when the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 6

          6.3 RESTRICTIONS. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

     7.   STOCK BONUSES.

          7.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant's individual Award Agreement (the
"PERFORMANCE STOCK BONUS AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2 TERMS OF STOCK BONUSES. The Committee shall determine the number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

          7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 7

(whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

     8.   PAYMENT FOR SHARE PURCHASES.

          8.1 PAYMENT. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a)  by cancellation of indebtedness of the Company to the Participant;

     (b) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; PROVIDED, HOWEVER, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; PROVIDED, FURTHER, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

     (d) by waiver of compensation due or accrued to Participant for services rendered;

     (e)  by tender of property;

     (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 8

               the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

     (g)  by any combination of the foregoing.

          8.2 LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9.   WITHHOLDING TAXES.

          9.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2 STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

     (a)  the election must be made on or prior to the applicable Tax Date;

     (b) once made the election shall be irrevocable as to the particular Shares as to which the election is made; and

     (c) all elections shall be subject to the consent or disapproval of the Committee.

     10.  PRIVILEGES OF STOCK OWNERSHIP.

          10.1 VOTING AND DIVIDENDS. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; PROVIDED, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                        Page 9

as the Restricted Stock; PROVIDED, FURTHER, that the Participant shall have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2 FINANCIAL STATEMENTS. The Company shall provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Options outstanding; PROVIDED, HOWEVER, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     11. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, PROVIDED, such right of repurchase terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, PROVIDED, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased, and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                       Page 10

shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; PROVIDED, HOWEVER, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a prorata basis as the promissory note is paid.

     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

     17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  CORPORATE TRANSACTIONS.

          18.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants),
(b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                       Page 11

transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject repurchase restrictions no less favorable to the Participant.

          18.2 EXPIRATION OF OPTIONS. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in Subsection 18.1(a) above, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Options as provided above, pursuant to a transaction described in Subsections 18.1(b), (c) or (d) above, or there is no successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Award Agreement, the Options shall expire on a date at least twenty (20) days after the Board gives written notice to Participants specifying the terms and conditions of such termination.

          18.3 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          18.4 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19. ADOPTION AND STOCKHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE"). The Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; PROVIDED, HOWEVER, that: (a) no Option may be

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                       Page 12

exercised prior to initial stockholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded.

     20. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; PROVIDED, HOWEVER, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

     22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

     24. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

          "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "AWARD" means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

          "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company.

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                       Page 13

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

          "COMPANY" means Macromedia, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

     (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

     (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

          "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

          "OPTION" means an award of an option to purchase Shares pursuant to
Section 5.

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                       Page 14

          "OUTSIDE DIRECTOR" shall mean any director who is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company,
(ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or (iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) is defined in regulations promulgated under
Section 162(m) of the Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

          "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" means a person who receives an Award under the Plan.

          "PLAN" means this Macromedia, Inc. 1992 Equity Incentive Plan, as amended from time to time.

          "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section
6.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of the Company's Common Stock, $0.001 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.

          "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, PROVIDED, that such leave is for a period of not more than ninety
(90)

                                                              Macromedia, Inc.
                                                    1992 Equity Incentive Plan
                                            (As Amended Through April 1, 1998)
                                                                       Page 15

days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                               MACROMEDIA, INC.

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 30, 1998

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS



The undersigned hereby appoints Robert K. Burgess and Elizabeth A. Nelson, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Macromedia, Inc. (the "Company") to be held at 600 Townsend Street, San Francisco, California 94103 on July 30, 1998, at 1:00 p.m. P.D.T., and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

                                                                    ___________
                                                                    SEE REVERSE
                                                                           SIDE
                                                                    ___________

                                       /X/ PLEASE MARK YOUR CHOICES LIKE THIS

         --------------             ---------------
         ACCOUNT NUMBER                 COMMON
-----------------------------------------------------------------------------
1.   ELECTION OF DIRECTORS        / / FOR   / / WITHHELD
                                                FOR ALL

Nominees:     Stewart Alsop                  Donald L. Lucas
              Robert K. Burgess              James R. Von Ehr, II
              John (Ian) Giffen              William B. Welty
              Mark D. Kvamme

Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:


2.   AMENDMENT TO THE             / / FOR  / / AGAINST  / / ABSTAIN
     COMPANY'S 1992 EQUITY
     INCENTIVE PLAN

3.   INCREASE IN THE COMPANY'S    / / FOR  / / AGAINST  / / ABSTAIN
     1993 DIRECTORS STOCK
     OPTION PLAN

4.   NEW AWARD FORMULA IN THE     / / FOR  / / AGAINST  / / ABSTAIN
     COMPANY'S 1993 DIRECTORS
     STOCK OPTION PLAN

5.   RATIFICATION OF SELECTION    / / FOR  / / AGAINST  / / ABSTAIN
     OF KPMG PEAT MARWICK LLP
     AS THE COMPANY'S
     INDEPENDENT AUDITORS

The Board of Directors recommends a vote FOR all nominees for election and FOR Proposals 2, 3, 4 and 5.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.  IN THE ABSENCE OF DIRECTION,
THIS PROXY WILL BE VOTED FOR THE COMPANY'S NOMINEES FOR ELECTION AND FOR
PROPOSALS 2, 3, 4 and 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Dated: ___________________________, 1998

____________________________________________________________

____________________________________________________________

Signature(s)
Please sign exactly as your name(s) appear(s) on your stock certificate.  If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy.  If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary.  Executors, administrators, or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title.  Please date the proxy.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, POSTAGE PAID ENVELOPE SO THAT
YOUR SHARES MAY BE REPRESENTED AT THE MEETING.
-----------------------------------------------------------------------------